                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report: May 23, 2002

(Date of earliest event reported)

Commission File No. 333-74544


                   Bank of America Mortgage Securities, Inc.
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              Delaware                                 94-324470
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      (State of Incorporation)            (I.R.S. Employer Identification No.)

          201 North Tryon Street, Charlotte, North Carolina    28255
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Address of principal executive offices                              (Zip Code)

                                 (704) 387-2111
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              Registrant's Telephone Number, including area code

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             (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.   Other Events
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          Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder , Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Banc of America Securities LLC, and Lehman Brothers Inc., which are hereby filed pursuant to such letter.

ITEM 7.   Financial Statements and Exhibits
          ---------------------------------

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.           Description
-----------           -----------
   (99)               Computational Materials prepared by Banc of America
                      Securities LLC and Lehman Brothers Inc. in connection with
                      Bank of America Mortgage Securities, Inc., Mortgage
                      Pass-Through Certificates, Series 2002-D

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BANK OF AMERICA MORTGAGE
                                SECURITIES, INC.


May 23, 2002

                                By: /s/ Judy Lowman
                                    -------------------------------------------
                                    Judy Lowman
                                    Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                Paper (P) or
Exhibit No.         Description                                 Electronic (E)
-----------         -----------                                 --------------

   (99)             Computational Materials                            P
                    prepared by Banc of America
                    Securities LLC and Lehman Brothers Inc.
                    in connection with Bank of America
                    Mortgage Securities, Inc., Mortgage
                    Pass-Through Certificates, Series 2002-D